                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
               Continental Assurance Company Separate Account (B)
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (4) Date filed:

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                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                       CNA PLAZA, CHICAGO, ILLINOIS 60685

                               ------------------

                    NOTICE OF ANNUAL MEETING -- MAY 2, 1997

TO THE PARTICIPANTS OF
  CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

     You are hereby notified that, pursuant to the regulations for government of Continental Assurance Company Separate Account (B) (the "Account"), the 1997 Annual Meeting of its Participants will be held in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, on May 2, 1997, at 10:00 A.M., Chicago Time, for the following purposes:

     (1) To elect five Committee Members;

     (2) To approve the continuation of the Investment Advisory Agreement with Continental Assurance Company;

     (3) To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Account for the fiscal year ending December 31, 1997; and

     (4) To transact such other business as may properly come before the meeting.

     Only Participants of record at the close of business on both March 3, 1997 and on the date of the meeting are entitled to notice of and to vote at the meeting.

     It is important that as many Participants as practicable be represented at the meeting. Consequently, whether or not you expect to be present, you are requested to date and sign the enclosed Proxy and return it promptly.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

March 14, 1997

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                                 (800) 351-3001

                          ANNUAL MEETING--MAY 2, 1997

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Committee of Continental Assurance Company Separate Account (B) (the "Account") to be voted at the 1997 Annual Meeting of Participants (the "Annual Meeting") to be held on May 2, 1997, at 10:00 A.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, and at any and all adjournments thereof. PROXIES WILL BE VOTED AS SPECIFIED. HOWEVER, IF NO CONTRARY SPECIFICATIONS ARE MADE IN A PROXY, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 HEREINAFTER SET FORTH. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Each Proxy may be revoked at any time before its exercise by the execution of a subsequent Proxy and the delivery thereof to the Secretary of the Committee at the above address or by written notice to the Secretary of the Committee at the above address, and any Participant attending the meeting may vote in person whether or not he has previously executed a Proxy.

     This Proxy Statement and the Proxy were first sent to the Participants of the Account on or about March 14, 1997. This solicitation is being made by use of the mails, but further solicitations may be made by mail, telephone, telecopier or personal interview. The cost of soliciting Proxies will be paid by the investment adviser to the Account, Continental Assurance Company, CNA Plaza, Chicago, Illinois 60685 (the "Company"), as one of the items of expense for which the Company receives a monthly service fee (at the annual rate of 0.33% of the average daily net asset value of the Account) from the Account pursuant to the Company's Investment Advisory Agreement with the Account. See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     There are 8,809,521 votes eligible to be cast by the Participants. Each Participant who is a Participant on both March 3, 1997 (at the close of business) and on the date of the Annual Meeting is entitled to vote. A Participant is entitled to cast the number of votes equal to (1) if not retired, the number of accumulation units held by such Participant under the particular contract concerned, or (2) if retired, a number equal to the monetary value of the actuarial reserve maintained by the Company in the Account for the annuity of that Participant divided by the monetary value of an accumulation unit.

     The Account's 1996 annual report has heretofore been mailed to Participants. Any Participant who desires additional copies may obtain them upon written request to the Secretary of the Committee at the above address.

PARTICIPANT PROPOSALS

     Participant proposals for inclusion in Proxy Material for the 1998 Annual Meeting of Participants should be addressed to the Secretary of the Committee at the above address, and must be received by November 13, 1997.

                       1.  ELECTION OF COMMITTEE MEMBERS

     The regulations for government of the Account provide for a Committee of five members, to be elected annually by ballot at the Annual Meeting of Participants to serve until the next Annual Meeting of Participants and until their successors have been elected and qualified. The persons named on the enclosed

Proxy are committed to cast the votes represented by the proxies given to them for the five nominees hereinafter named, all of whom are now serving as Committee Members, if no contrary instruction is indicated in the Proxy. In order for such nominees to be elected, they must receive the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the Annual Meeting in person or by proxy. All of the nominees listed below have consented to serve if elected. The Committee presently knows of no reason why any of the nominees listed below will be unable to serve if elected. If any of the nominees become unavailable to serve as Committee Members, the persons named in the Proxy will vote for such persons as the present Committee may select. At the 1996 Annual Meeting of Participants, five Committee Members were elected, all of whom are standing for re-election. The following information is furnished with respect to the five persons nominated for election as Committee Members, none of whom is a Participant in the Account:

                                                                                              Committee
                                       Principal Occupation for the Last Five Years            Member
     Name and Address of Nominee               and Other Directorships Held            Age      Since
     ---------------------------       --------------------------------------------    ---    ---------
Richard W. Dubberke*.................  Vice President and Manager of Corporate Bond    59       1992
  CNA Plaza                            Investments of the Company and Continental
  Chicago, Illinois 60685              Casualty Company ("Casualty")(1); Vice
                                       President, Treasurer and Director of CNA
                                       Income Shares, Inc. (closed-end investment
                                       company) ("CIS")

Richard T. Fox.......................  Consultant to 21st Century Environmental        59       1986
  661 Sheridan Road                    Management, Inc. (Environmental recycling
  Winnetka, Illinois 60093             company) ("21EMI") since October 1995; Chief
                                       Executive Officer of 21EMI from August 1994
                                       to September 1995(2); President of 21EMI
                                       from 1993 to August 1994; Chairman and Chief
                                       Executive Officer of 115 Corp. (formerly
                                       Curbmaster, Inc.) (heavy equipment
                                       manufacturer) from 1990 to 1993

Lew H. Nathan*.......................  Group Vice President of the Company and         47       1996
  CNA Plaza                            Casualty since January 1996; Prior thereto,
  Chicago, Illinois 60685              Vice President of the Company and Casualty;
                                       Chairman of the Committee; Chairman of the
                                       Board of Directors and President of CIS
                                       since October, 1996.

William W. Tongue....................  Professor Emeritus of Economics and Finance,    81       1971
  212 Shoreline Drive                  University of Illinois at Chicago
  Park Ridge, Illinois 60068

Peter J. Wrenn.......................  President of Hudson Technology, Inc.            61       1987
  915 Columbian Avenue                 (tooling and manufacturing)
  Oak Park, Illinois 60302

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  * An "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his employment by the Company.

(1) CNA Financial Corporation ("CNA Financial"), CNA Plaza, Chicago, Illinois 60685, owns all of the outstanding stock of Casualty, CNA Plaza, Chicago, Illinois 60685, which, in turn, owns all of the outstanding stock of the Company. See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

(2) Prior to December 27, 1996 CLE, Inc., a wholly owned indirect subsidiary of Casualty, owned 63% of the non-voting preferred stock of 21EMI. On December 27, 1996, CLE, Inc. sold all of the 21EMI stock that it owned to a third party unaffiliated with Casualty. Since December 27, 1996, CLE, Inc. has had no interest in 21EMI.

ADDITIONAL INFORMATION REGARDING THE COMMITTEE

  STANDING COMMITTEES

     The Committee for the Account does not have a standing Audit Committee, Nominating Committee or Compensation Committee.

  MEETINGS

     The Committee for the Account held four meetings in 1996. Each Committee Member attended all of such meetings.

CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER

     No nominee to serve as a Committee Member has served as an officer of the Account or the Company or had any other material interest in or relationship with the Account, the Company or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of the Account.

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS

     No Committee Member or officer receives any remuneration from the Account. The Company pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. The Company also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to the Company, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Mr. Nathan has received or will receive any such payments. During 1996, there was no reimbursement payable for expenses incurred by Committee Members.

     The payment of fees to Committee Members is one of the items of expense for which the Company receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of the Account) from the Account pursuant to the Company's Investment Advisory Agreement with the Account. See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     The following table sets forth information regarding the compensation of all Committee Members of the Account for services rendered in 1996 to the Account and to funds deemed to be included in the same fund complex as the Account. A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                           Aggregate      Pension or retirement                                Total compensation from
                          compensation   benefits accrued as part       Estimated Annual        fund and fund complex
Name of person, position   from fund         of fund expenses       benefits upon retirement      paid to directors
------------------------  ------------   ------------------------   ------------------------   -----------------------
Richard W. Dubberke,
  Committee Member*.....       None                None                       None                        None
Richard T. Fox,
  Committee Member......    $10,000                None                       None                     $10,000
Lew H. Nathan,
  Committee Member*.....       None                None                       None                        None
William W. Tongue,
  Committee Member......    $10,000                None                       None                     $10,000
Peter J. Wrenn,
  Committee Member......    $10,000                None                       None                     $10,000

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* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

EXECUTIVE OFFICERS

     The Account has three executive officers: Richard W. Dubberke, Lynne Gugenheim and Lew H. Nathan. Ms. Gugenheim is 37 years old and has been Secretary of the Committee and CIS since April 1995. Since January 1996, she has been a Vice President and Associate General Counsel of the Company and Casualty. From November 1994 to December 1995, she was an Assistant Vice President and Assistant General Counsel of the Company and Casualty. From 1991 to November 1994, Ms. Gugenheim was Counsel of the Company and Casualty. Information regarding Mr. Dubberke and Mr. Nathan is contained in the table on page 2 of this Proxy Statement. The officers of the Account are elected annually for terms of one year and until their respective successors are elected and qualified.

               2.  APPROVAL OF THE CONTINUATION OF THE INVESTMENT
             ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY

     At a meeting held for such purpose on January 31, 1997, the Committee, including a majority of the members who are not "interested persons" (as defined in the 1940 Act) of the Account or the Company, by votes cast in person, approved the continuation of the Restated and Amended Investment Advisory Agreement, dated May 1, 1981, between the Company and the Account (the "Advisory Agreement") for the current year and decided, as a matter of policy, to submit such continuation to a vote of the Participants. The Participants approved the continuation of the Advisory Agreement during 1996 at the 1996 Annual Meeting of Participants on May 3, 1996.

     In order for the Advisory Agreement to remain in effect, it must be approved by a majority of the outstanding voting securities of the Account. A majority, for such purposes, means the lesser of (a) 67% of the votes which may be cast by the Participants of the Account present at a meeting in person or by proxy if Participants holding more than 50% of the votes which may be cast by all Participants are present in person or by proxy, or (b) more than 50% of the votes which may be cast by all Participants.

     A copy of the Advisory Agreement is attached hereto as Exhibit A. If approved by a majority (as defined above) at the Annual Meeting, the Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Committee or the vote of a majority (as defined above) of the outstanding voting securities of the Account and (2) the vote of a majority of the Committee Members who are not "interested persons" (as defined in the 1940 Act) of the Company cast in person at a meeting called for the purpose of voting upon such approval.

     The Advisory Agreement, by law, will terminate automatically in the event of its assignment. In addition, it is terminable at any time, without penalty, by the Committee or by the vote of a majority (as defined above) of the outstanding voting securities of the Account on 60 days' written notice to the Company or by the Company on 60 days' written notice to the Account.

     The Company is a wholly-owned subsidiary of Casualty, which, in turn, is a wholly-owned subsidiary of CNA Financial. The Company is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 1996, the Company reported in its consolidated financial statements total assets of approximately $13.9 billion and equity of approximately $2.0 billion. The Company operates four other separate accounts which had total assets aggregating approximately $6.0 billion as of December 31, 1996.

     Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 84% of the outstanding voting stock of CNA Financial as of December 31, 1996.

     Pursuant to the Advisory Agreement, the Company provides the Account with an investment program. The investment program complies with the investment objectives, policies and restrictions of the Account and, in carrying out such program, the Company makes the investment decisions of the Account and is responsible for the investment and reinvestment of the Account's assets. The Company performs research, statistical analysis and continuous supervision of the Account's investment portfolio, and the Company also furnishes office space for the Account and pays the salaries and fees of the Account's officers and Committee Members. In return for its advisory services, the Account pays the Company a fee at an annual rate of 0.5% of the average daily net asset value of the Account. Fees were accrued to the Company from the Account during the past three years as follows: 1996; $562,628 1995, $462,018; and 1994,
$415,070. Although the fee is payable monthly, to date the Company has, with its consent, been paid quarterly. The Account's net assets on December 31, 1996, 1995 and 1994 were $120,191,642 $102,845,084, and $82,264,430, respectively. The
Advisory Agreement does not require employees of the Company to devote their exclusive efforts to the Account's business, and it is expected that they will provide investment management services for the Company's other accounts and for CNA Financial and its affiliates.

     The Company performs various services for the Account in addition to those described above related to the Account's investment program (as set forth in Section 2 of the Advisory Agreement). As partial compensation for such services, a service fee is paid by the Account to the Company. Under the Advisory Agreement, the service fee is paid at the annual rate of 0.33% of the average daily net asset value of the Account. The service fee is payable at the established rate regardless of the actual amount of such expenses incurred; therefore, if such expenses are less than the fee, the difference accrues to the Company as a profit and if such expenses are more than the fee, the difference accrues to the Company as a loss. For 1996, 1995 and 1994, the total service fees were $371,335, $304,932, and $273,945, respectively. Although the fee is payable monthly, to date the Company has, with its consent, been paid quarterly.

     If the continuation of the Advisory Agreement is approved by the Participants of the Account, the Advisory Agreement will continue in effect. If the continuation of the Advisory Agreement is not approved by the Participants of the Account, the assets of the Account will be liquidated.

COMMITTEE'S REVIEW OF THE INVESTMENT ADVISORY AGREEMENT

     Before approving the continuation of the Advisory Agreement, the Committee Members of the Account reviewed the material factors relating to its evaluation of the Company and the Advisory Agreement. The Committee Members examined the performance of the Account in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor's 500 composite index (with dividend reinvestment). In addition, the Committee Members reviewed the list of and cost for services provided by the Company and compared them to services and costs of investment advisers of other separate accounts of various sizes. The Committee Members also noted that the Company receives research services from brokerage firms at no additional cost to the Company or the Account. These services are available to be used by the Company in its management of the Account's portfolio as well as the Company's other accounts. At the conclusion of its review of these factors, the Committee Members approved the continuation of the Advisory Agreement on its present terms and conditions. The Committee Members recommend that the Participants of the Account vote FOR approval of this proposal.

GENERAL INFORMATION

     The rate of portfolio turnover for the Account during the past three years has been as follows: 1996, 53%; 1995, 46%; and 1994, 52%. The Account paid brokerage fees and commissions in connection with portfolio transactions in the following aggregate amounts during the past three years: 1996, $149,181; 1995, $109,661 and 1994, $237,209. In selecting brokers to execute portfolio transactions, the Company's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities, or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by the Company is the quality of execution. Research services, to the extent provided to the Company, may be used by the Company in servicing its other accounts, and not all such services are used in connection with the Account.

     In connection with the purchase and sale of portfolio securities for the Account, the Company does not bunch orders for such transactions with orders for other accounts under the management of the Company, CNA Financial or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for the Account and such other accounts. Under no circumstances are orders bunched with orders for the Company's own account or for the account of Loews, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 1996.

     Under separate agreements with the Account, the Company acts as principal underwriter and performs all sales and administrative functions relative to the Account and the variable annuity contracts of the Account. The amounts earned by the Company for sales and administrative functions rendered to the Account for each of the years 1996, 1995 and 1994 were $12,704, $13,563, and $65,144, respectively. The agreement covering sales and administrative services does not cover the services covered by the Advisory Agreement.

     The Company has an affiliate, CNA Investors Services, Inc. (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. The Company and the Account are parties to an agreement under which the Account receives a credit from the Company in the form of a reduction of the investment advisory fee to the extent that services of CNA Investors Services, Inc. are utilized in connection with the Account's portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to the Account and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connection with certain of the Account's portfolio transactions. The advantage of such arrangement was reduced significantly by the abovementioned changes in the securities laws. There was no such utilization in 1996, 1995 or 1994.

     The Chase Manhattan Trust Company of Illinois acts as custodian for the Account. The custodian performs no managerial or policy making functions for the Account.

     The names, addresses and principal occupations of the directors of the Company are as follows:

           Name and Address                                  Principal Occupation                   Director Since
           ----------------                                  --------------------                   --------------
Dennis H. Chookaszian..................      Chairman and Chief Executive Officer of the Company         1990
  CNA Plaza                                    and Casualty
  Chicago, Illinois 60685

Philip L. Engel........................      President of the Company and Casualty                       1992
  CNA Plaza
  Chicago, Illinois 60685

Michael C. Garner......................      Senior Vice President of the Company and Casualty           1996
  CNA Plaza
  Chicago, Illinois 60685

Peter E. Jokiel........................      Senior Vice President and Chief Financial                   1993
  CNA Plaza                                    Officer of the Company and Casualty
  Chicago, Illinois 60685

Donald M. Lowry........................      Senior Vice President, Secretary and General Counsel        1993
  CNA Plaza                                    of the Company and Casualty
  Chicago, Illinois 60685

William H. Sharkey, Jr. ...............      Senior Vice President of the Company and Casualty           1994
  CNA Plaza
  Chicago, Illinois 60685

                              3.  RATIFICATION OF
             SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     At a meeting held on January 31, 1997, the Committee, including a majority of the Committee Members who are not "interested persons" (as defined in the 1940 Act) of the Company, selected Deloitte & Touche LLP as auditors for the Account for the fiscal year ending December 31, 1997. Pursuant to the 1940 Act, such selection must be submitted to the Participants for ratification or rejection at the Annual Meeting. Ratification requires the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the meeting in person or by proxy. Deloitte & Touche LLP also served as auditors for the Account for the fiscal year of the Account ended December 31, 1996. Deloitte & Touche LLP are the auditors for the Company and for CNA Financial and Loews. They have no other relationship, financial or otherwise, with the Account or the Company. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

                               4.  OTHER BUSINESS

     As of the date of this Proxy Statement, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

March 14, 1997

                                                                       EXHIBIT A

               RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT

     RESTATED AND AMENDED AGREEMENT made this 1st day of May, 1981 by and between CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) (the "Separate Account") and CONTINENTAL ASSURANCE COMPANY (the "Company").

     1. The Company will furnish the Separate Account with investment advisory services, statistical services, research facilities and services, will supervise the composition of the Separate Account's portfolio continuously and will effect such changes therein as the Company deems advisable, including the nature, timing and manner of effectuating such changes. The Company, at its own expense, shall furnish office space to the Separate Account and shall pay the salaries and fees of Officers and Committee Members of the Separate Account. The compensation for those services shall be an investment advisory fee payable monthly, computed at the annual rate of 1/2 of 1% of the average daily net asset value of the Separate Account.

     2. The Company shall bear the following expenses of the Separate Account and shall be compensated as provided below:

          (a) All costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Investment Units of the Separate Account, for cash or otherwise, including those relating to the registration of Investment Units under the Securities Act of 1933, as amended, the qualification of Investment Units under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, as amended, the preliminary and final prospectuses included therein (to the extent such prospectuses are distributed to persons who, at the time of the distribution of such prospectuses, are participants in the Separate Account) and any other necessary documents required by federal and state regulations applicable to any such public offering;

          (b) All fees involved in registering and maintaining registrations of the Separate Account and of its Investment Units with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;

          (c) All charges and expenses of any custodian appointed by the Separate Account for the safekeeping of its cash, portfolio securities and other property, other than fees and expenses relating to the lending of portfolio securities;

          (d) All charges and expenses of independent auditors;

          (e) All expenses of meetings of the participants and of the Committee and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to participants;

          (f) All charges and expenses of legal counsel in connection with matters relating to the Separate Account, including without limitation, legal services rendered in connection with the Separate Account's registrations and qualifications of securities under federal, state and other laws;

          (g) All the expenses of keeping the general accounts and records of the Separate Account; and

          (h) All postage expenses of the Separate Account (other than those relating to the mailing of prospectuses to persons who, at the time of such mailing, are not participants in the Separate Account and to the mailing of sales literature).

As compensation for bearing the expenses set forth in this paragraph, the Company shall be paid a monthly service fee by the Separate Account, computed at the annual rate of 0.33 of 1% of the average daily net asset value of the Separate Account.

     3. The Company shall bear, without compensation, the following expenses of the Separate Account:

          (a) All costs and expenses relating to the printing or other reproduction and distribution of preliminary and final prospectuses to persons who, at the time of the distribution of such prospectuses, are not participants in the Separate Account;

          (b) All costs and expenses relating to the advertising of Investment Units of the Separate Account, including without limitation, the overhead allocated to the supervision of brokers and dealers selling Investment Units and the printing and mailing of sales literature;

          (c) All costs and expenses relating to the printing or other reproduction and distribution of any underwriting documents incident to a public offering of Investment Units of the Separate Account, and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement; and

          (d) All other expenses primarily intended to result in the sale of Investment Units of the Separate Account.

     4. Notwithstanding the provisions of Section 1 hereof, the Separate Account shall pay all fees and expenses attributable to the lending of its portfolio securities.

     5. This Agreement shall not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding Investment Units of the Separate Account.

     6. This Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days written notice. Such action may be taken by the Company or by either the Committee of the Separate Account or the holders of a majority of its outstanding Investment Units.

     7. This Agreement shall terminate automatically in the event of its assignment.

     8. This Agreement shall become effective at the close of business on May 1, 1981 and shall continue in force for one year from such date and indefinitely thereafter, but only so long as the continuance after such year shall be specifically approved at least annually by the vote of a majority of the members of the Committee of the Separate Account who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     IN WITNESS WHEREOF, the Separate Account and the Company have caused this Agreement to be duly executed the day and year above written.

                                               CONTINENTAL ASSURANCE COMPANY
                                               SEPARATE ACCOUNT (B)

                                               By: DONALD C. RYCROFT
                                                   Chairman
ATTEST:       ROBERT E. WETZEL
              Secretary

                                               CONTINENTAL ASSURANCE COMPANY

                                               By: DONALD C. RYCROFT
                                                   Vice President
ATTEST:       THOMAS R. IGLESKI
              Corporate Secretary

                IF YOU HAVE RECENTLY RETURNED YOUR SIGNED PROXY
                           PLEASE IGNORE THIS NOTICE.

                                                                April 10, 1997

To The Participants in

CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

        To date, a signed proxy card has not been received from you for the Annual Meeting of Participants to be held on May 2, 1997. As it is important that as many Participants as possible cast their votes, a duplicate proxy card and return envelope are enclosed.

        If you would like a duplicate copy of the proxy statement, please call
(800) 351-3001.

                                                LYNNE GUGENHEIM
                                                Secretary
                                                Continental Assurance Company
                                                Separate Account (B)

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               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
           PROXY SOLICITED BY THE COMMITTEE FOR THE ANNUAL MEETING OF
                           PARTICIPANTS, MAY 2, 1997

        Lynne Gugenheim, Richard T. Fox, and Lew H. Nathan or any of them, with full power of substitution, are hereby authorized to represent the undersigned and cast the votes of the undersigned as fully as the undersigned could do if personally present at the 1997 Annual Meeting of Participants of Continental Assurance Company Separate Account (B) (the "Account") to be held in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois at 10:00 A.M. Chicago Time on May 2, 1997 and at any and all adjournments thereof, upon the following matters:

         1. ELECTION OF COMMITTEE MEMBERS
            [ ]      FOR all nominees listed below
                     (except as marked to the contrary below)

            [ ]      WITHHOLD AUTHORITY
                     to vote for all nominees listed below
         R. Dubberke, R. Fox, L. Nathan, W. Tongue and P. Wrenn

         (INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name on the line provided below)

         ----------------------------------------------------------------------

         2. TO APPROVE THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY
                  [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

         3. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE ACCOUNT
                  [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT.
         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

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     DATED                           , 1997       Please sign exactly as
          ---------------------------             name appears below. When
     --------------------------------             ownership is by joint tenants,
       PLEASE MARK, SIGN, DATE AND                both should sign. When signing
            RETURN THIS PROXY                     as attorney, executor,
         CARD PROMPTLY, USING THE                 administrator, trustee or
            ENCLOSED ENVELOPE.                    gaurdian, please give full
     --------------------------------             title as such. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  President or other
                                                  authorized officer. If a
                                                  partnership, please sign
                                                  in partnership name by
                                                  authorized person.

                                                  ----------------------------
                                                  Signature

                                                  ----------------------------
                                                  Signature, if owned jointly
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